Exhibit 99.1

99¢ Only Stores 1996 Stock Option Plan

 Performance Stock Unit Award Agreement

Fiscal 2008 to fiscal 2012 Performance Period

GRANT TO:

“Grantee”

by 99¢ Only Stores of Performance Stock Units (“Performance Stock Units” or “PSUs”), which represent the right to earn, on a one-for-one basis, shares of the Company’s common stock (“Shares”), pursuant to and subject to the provisions of the Company’s 1996 Stock Option Plan, as amended from time to time (the “Plan”) and to the terms and conditions set forth in this PSU Award Agreement.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meaning in this PSU Award Agreement.

The maximum number of Shares subject to this award is _______.  The number of Shares the Grantee will actually receive will be based on the Grantee’s continuous employment with the Company as well as the Company’s EBT Attainment during the Company’s fiscal years 2008, 2009, 2010, 2011 and 2012, in accordance with the schedule outlined herein and the terms of this PSU Award Agreement.

Acceptance of this award by the Grantee shall constitute agreement on behalf of the Grantee as to the terms and conditions of the award.

IN WITNESS WHEREOF, 99¢ Only Stores and the Grantee have executed this PSU Award Agreement and agree that this award of PSUs is to be governed by the terms and conditions of the Plan and this PSU Award Agreement.

99¢ Only Stores
A California Corporation	Grant Date: January 11, 2008

By:	Accepted By:

THE GRANTEE ACKNOWLEDGES THAT THIS AWARD IS PERFORMANCE-BASED, AND NO PSUs WILL BE EARNED UNLESS AND UNTIL THE REQUIRED GOAL(S) ARE ATTAINED AND ANY VESTING REQUIREMENTS ARE SATISFIED DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE.  THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR THE CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE GRANTEE’S EMPLOYER TO TERMINATE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE, SUBJECT TO ANY WRITTEN EMPLOYMENT AGREEMENT WITH THE GRANTEE.

Terms and Conditions

1. Defined terms.  Capitalized terms used herein shall have the meanings assigned to such terms under the Plan.  Furthermore, for purposes of this Award Agreement:

Acceleration Date occurs when any of the following events occur:

(i)
any Person (as defined herein) becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the “Act”)) of more than 50% of the Company’s then outstanding voting securities (measured on the basis of voting power);

(ii)
the consummation by the Company of a merger or consolidation with any other corporation or business entity, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to the consummation of the merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the surviving entity of such merger or consolidation outstanding immediately after such merger or consolidation; or

(iii)	the complete liquidation or dissolution of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets.

An Acceleration Date as described in (i) above shall not occur as a result of the ownership of voting securities by (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, or (C) a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company.  Securities held by an underwriter pursuant to an offering of such securities for a period not to exceed forty (40) days shall be deemed to be outstanding, but shall not be deemed to be beneficially owned by such underwriter for purposes of clause (i) above.  Person shall mean any individual, firm, corporation, partnership, or other entity and shall include the Affiliates and Associates of such person.  “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Act.

EBT Attainment means the sum of the Company’s Earnings before Taxes for the four (4) most recent fiscal quarters as calculated pursuant to GAAP and reported in the Company’s financial statements, as adjusted to exclude:

•	Any gains or losses on sales, exchanges or other dispositions of the Company’s real estate interests held as of 12/31/2007, and

•	Extraordinary items in accordance with GAAP, as currently described in APB Board Opinion No. 30, as amended.

EBT Attainment will also be adjusted for the loss of interest income should the Company either repurchase Shares or pay cash dividends to holders of common stock during the Performance Period, as follows:

•
During each impacted fiscal quarter during the Performance Period, it will be assumed that the Company would have earned a rate of return on funds used to either repurchase Shares or to pay cash dividends to holders of common stock equivalent to the average pre-tax rate of return which the Company earned during the fiscal quarter on its investment portfolio of marketable securities (or if none, the one-year U.S. Treasury Yield).

The calculation of these adjustments must be approved by the Audit Committee of the Company’s Board of Directors.

GAAP means generally accepted accounting principles, as applied in the United States.

Measurement Date refers to each day during the period beginning March 31, 2008 and ending on the date the Company files its annual financial statements for fiscal year 2012, upon which the Company files quarterly and/or annual financial statements with the Securities and Exchange Commission (“SEC”) for any quarterly or annual fiscal period within the Performance Period, as defined herein.

Terms and Conditions

Performance Level refers to one (1) of the eight (8) performance levels of EBT Attainment as described in Exhibit A of Section 2, below.

Performance Period refers to the period covering fiscal years 2008, 2009, 2010, 2011 and 2012.

Performance Stock Unit or PSU means a performance stock unit granted pursuant to the Company’s 1996 Stock Option Plan.

PSU Award Agreement refers to this document evidencing the terms and conditions of the Grantee’s PSU award under the 1996 Stock Option Plan.

Shares refer to the Company’s Common Stock.

Total and Permanent Disability will apply if the Grantee is unable to perform each of the main duties of his or her occupation by reason of injury or sickness that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or the Grantee, by reason of injury or sickness that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, qualifies for benefits under the Company’s long-term disability program in effect at that time.

2. Performance Stock Units.  Performance Stock Units (“PSUs”) have been assigned to a bookkeeping account on behalf of Grantee.  PSUs can be credited, in whole, or in part, as provided in Exhibit A, below.

Exhibit A

Performance Level	#1	#2	#3	#4	#5	#6	#7	#8

EBT Attainment Requirement	$18,000,0000	$25,000,000	$38,000,000	$50,000,000	$63,000,000	$75,000,000	$87,000,000	$99,000,000

% of PSUs Credited	5.0%	10.0%	15.0%	15.0%	15.0%	15.0%	12.5%	12.5%

EBT Attainment will be calculated on each Measurement Date.  Each Performance Level can only be attained once within the Performance Period; however, more than one (1) Performance Level can be attained on a given Measurement Date.  For example, if on the first Measurement Date, EBT Attainment is $26 million, both Performance Level 1 and Performance Level 2 would be deemed attained.  However, should EBT Attainment on a subsequent Measurement Data also be $26 million, no additional shares will be credited for such EBT Attainment as the relevant Performance Levels (1 and 2) would have already been attained.  Although credited PSUs may continue to be subject to time-based vesting restrictions after the end of the Performance Period, any PSUs that are not credited based on EBT Attainment by the end of the Performance Period will be forfeited (subject to the provisions on restated financial statements herein).

Terms and Conditions

3. Conversion of credited PSUs to Shares.  PSUs that are credited based on EBT Attainment shall convert to Shares as provided in Exhibit B, below (and in accordance with Section 10 of this PSU Award Agreement):

Exhibit B

Performance Level	EBT Attainment Required for Performance Level	% of PSUs Credited for Performance Level	% of Credited PSUs converting to Shares
			On Measurement Date When Applicable Performance Level is Attained*	One Year from Measurement Date When Applicable Performance Level is Attained*	Two Years from Measurement Date When Applicable Performance Level is Attained*
#1	$18,000,000	5.0%	5.0000%	--	--
#2	$25,000,000	10.0%	10.000%	--	--
#3	$38,000,000	15.0%	5.0000%	5.0000%	5.0000%
#4	$50,000,000	15.0%	5.0000%	5.0000%	5.0000%
#5	$63,000,000	15.0%	5.0000%	5.0000%	5.0000%
#6	$75,000,000	15.0%	5.0000%	5.0000%	5.0000%
#7	$87,000,000	12.5%	4.1667%	4.1667%	4.1667%
#8	$99,000,000	12.5%	4.1667%	4.1667%	4.1667%
* Subject to continuous employment with the Company through the date of conversion to Shares and related treatment upon termination of employment as specified herein.

Any PSUs that are not credited or do not fully vest and convert to Shares shall be forfeited.  If the conversion of PSUs to Shares would result in fractional Shares being issued, any fractional Share shall be rounded down to zero Shares.  Shares related to the conversion of PSUs will be delivered in a manner consistent with the Plan and Section 10 of this PSU Award Agreement.

4.  Restatements.  Should the Company file restated quarterly or annual financial statements with the SEC that would impact EBT Attainment, the following treatment shall apply to Grantee’s PSU awards:

i.
Upward Restatement.  Provided that the Grantee remains with the Company at the time of an upward restatement of financial statements, should the restatement of the Company’s quarterly or annual financial statements filed with the SEC result in an upward adjustment to EBT Attainment, any PSUs that would have been credited based on EBT Attainment related to the revised financial statements will be deemed credited as soon as practical after the restated financials are filed with the SEC.  PSUs that were eligible for conversion to Shares at the time of attainment will convert to Shares in accordance with Section 10 of this PSU Award Agreement after the restated financials are filed with the SEC.  Grantees will receive credit for vesting for any awards related to the upward restatement as if the vesting had commenced at the time of the Company’s filing of its quarterly or annual financial statements which were subsequently restated.  If restated financial statements are filed with the SEC more than twenty-four (24) months after the end of the Performance Period, such restated financial statements will have no impact on Grantee’s awards.  Furthermore, should Grantee’s continued employment with the Company terminate prior to the restatement, Grantee will not receive the benefit of an upward restatement.

Terms and Conditions

ii.
Downward Restatement.  Should the restatement of the Company’s quarterly or annual financial statements filed with the SEC result in a downward adjustment to EBT Attainment, any PSUs that were credited and subsequently vested based on EBT Attainment derived from one or more of the Company’s financial statements that were later restated in a manner which results in a downward adjustment to EBT Attainment will be treated as an offset against PSUs that were credited but have not yet vested, and/or PSUs credited, if any, pursuant to future EBT Attainment during the Performance Period.  For example, if 150 PSUs had been credited based on subsequently restated EBT Attainment results, the portion of those awards that had not yet vested and converted to Shares at the time of such downward restatement would revert to un-credited PSUs.  The portion that had already vested and converted to Shares would be applied as an offset against credited awards that remain subject to time-based vesting restrictions and/or awards related to future EBT Attainment, if any, during the Performance Period.

5. Leave of Absence.   If Grantee’s active employment is interrupted by reason of a leave of absence that is protected by law, Grantee will receive credit for time-based vesting and the attainment of additional Performance Levels while on said leave of absence for up to a maximum of twelve (12) months from the date the leave of absence began.  Notwithstanding the foregoing, should Grantee accept other employment at any time during a leave of absence, no credit will be provided for vesting or the attainment of Performance Levels during the period of time covered by the leave of absence.

6. Termination of Employment.  If Grantee’s employment is terminated for any reason other than death or Total and Permanent Disability, all PSUs that have not converted to Shares pursuant to their terms shall be forfeited and shall lapse for no consideration.

Death.  If Grantee’s employment with the Company should terminate due to death, all time-based vesting restrictions on credited PSUs will fully and immediately lapse and the related PSUs will convert to Shares which will be distributed to Grantee’s estate in accordance with Section 10 of this PSU Award Agreement.  In addition, Grantee’s estate shall receive the benefit of the immediate conversion to Shares of a number of PSUs related to the attainment of one (1) additional Performance Level.  The applicable additional Performance Level will be the Performance Level that is one (1) level above the most recently attained Performance Level.  If no Performance Levels have been attained at the time of death, Grantee’s estate will receive the benefit of PSUs related to Performance Level One (1).

Total and Permanent Disability.  If Grantee’s employment with the Company should terminate due to Total and Permanent Disability, all time-based vesting restrictions on credited PSUs will fully and immediately lapse and the related PSUs will convert to Shares which will be distributed to Grantee or Grantee’s estate in accordance with Section 10 of this PSU Award Agreement.  In addition, Grantee or Grantee’s estate shall receive the benefit of the attainment of any Performance Level(s) attained on any Measurement Date(s) during the period of time that is twelve (12) months after the date of Total and Permanent Disability.  Any such PSUs that are credited during the period of time that is twelve (12) months after the date of Total and Permanent Disability will be paid out after the Measurement Date upon which the Performance Level was attained in accordance with Section 10 of this PSU Award Agreement.

Detrimental Activity.  The provisions of the Plan, as amended from time to time, related to detrimental activity are incorporated herein by reference and shall apply to this PSU Award Agreement as if set forth herein.

Terms and Conditions

7. Change-in-Control.  If an Acceleration Date should occur during the Performance Period or up to a maximum of two (2) years from the final Measurement Date (and subject to Grantee’s continuous employment through such time), any PSUs that have been credited based on EBT Attainment but remain subject to time-based vesting restrictions will become fully vested and convert to Shares as of the Acceleration Date and will be paid out in accordance with Section 10 of this PSU Award Agreement.

Furthermore, if an Acceleration Date should occur during the Performance Period, the crediting and vesting of PSUs related to one (1) additional Performance Level for every two (2) fiscal quarters that remain in the Performance Period (including any fiscal quarter for which the Company has not filed quarterly and/or annual financial statements with the SEC on or before the Acceleration Date) will also accelerate and the related Shares will be paid out in accordance with Section 10 of this PSU Award Agreement.  If an odd number of fiscal quarters remains within the Performance Period, vesting for one-half (50%) of the PSUs related to the fractional Performance Level will accelerate.  The additional Performance Levels(s) will be the next sequential Performance Level(s) in relation to the most recently attained Performance Level, if any.

8. Deferral election.  Not available.

9. Dividends. Grantee will not receive any dividends (or equivalents) paid to owners of the Company’s Shares unless and until PSUs are converted to Shares in accordance with Section 10 of this PSU Award Agreement, and then only will receive dividends which are paid on Shares after they are issued to Grantee.

10.  Delivery of Shares.  Not later than thirty (30) days after the applicable vesting date of any portion of Grantee’s PSUs, the Company will issue to or on behalf of Grantee a certificate (which may be in electronic form) for the applicable number of Shares that so vested.  Notwithstanding the foregoing, should the Company determine that any Shares that are scheduled to be issued on a day on which said issuance would violate applicable law, then such Shares will not be issued until the first date that such issuance would not constitute a violation of applicable law; provided, however, that, except as otherwise permitted in compliance with Section 409A of the Internal Revenue Code, in no event will the date of issuance be later than the later of (i) the 15th day of the third month following the end of the Company’s first taxable year in which the applicable vesting date occurred or (b) the 15th day of the third month following the end of the Grantee’s first taxable year in which the applicable vesting date occurred.

11. Tax withholding.  Minimum tax withholding obligations will be satisfied through mandatory Share withholding at the time of award settlement. Grantee will receive the net number of Shares related to the applicable award at the time of settlement.

12. Amendments to PSU Award Agreement.  The Committee reserves the right to amend this PSU Award Agreement, provided however that no such amendment shall adversely affect Grantee’s rights hereunder without the written consent of the Grantee.